SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

MAINSTAY VP FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

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MAINSTAY VP FUNDS TRUST
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 23, 2017

September 8, 2017

To Our Shareholders:

I am writing to ask for your vote on an important matter concerning MainStay VP Funds Trust (the “Trust”). The Trust currently offers 32 separate series (collectively, the “Portfolios”). The Portfolios are listed in the accompanying Notice of Special Meeting and Proxy Statement. Please take note that a Special Meeting of Shareholders (with any postponements or adjournments, “Special Meeting”) of the Portfolios will be held on October 23, 2017, beginning at 10:30 a.m., Eastern time, at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010.

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by an insurance company, with some or all of your Policy value allocated to one or more of the Portfolios, you have the right to instruct the insurance company that issued your Policy how to vote the shares of the Portfolio(s) attributable to your Policy at the Special Meeting as though you are a direct shareholder of the Portfolio(s).

At the Special Meeting, as explained in the accompanying Proxy Statement, you will be asked to vote on the following proposals:

1.	To elect eight Trustees to the Board of Trustees of the Trust; and
2.	To transact such other business as may properly come before the Special Meeting.

Proposal 1 (the “Proposal”) is described in more detail in the accompanying Notice of Special Meeting and Proxy Statement. After careful consideration, the Board of Trustees of the Trust recommends that you read the enclosed materials carefully and then submit a vote FOR the Proposal.

Your vote is very important regardless of the number of shares of the Portfolios you own through your Policy. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on October 23, 2017. You will receive a proxy card that outlines several ways to vote your shares, including by mail, telephone, and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response from you by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare, Inc., reminding you to vote. If you have any questions regarding your vote, please call 800-598-2019. We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter, and thank you for your continued support.

Sincerely,
/s/ Stephen P. Fisher
Stephen P. Fisher,
President

Encl.

MAINSTAY VP FUNDS TRUST
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

MainStay VP Absolute Return Multi-Strategy Portfolio
MainStay VP Balanced Portfolio
MainStay VP Bond Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Conservative Allocation Portfolio
MainStay VP Convertible Portfolio
MainStay VP Cornerstone Growth Portfolio
MainStay VP Cushing® Renaissance Advantage Portfolio
MainStay VP Eagle Small Cap Growth Portfolio
MainStay VP Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Epoch U.S. Small Cap Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP International Equity Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP MFS® Utilities Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP PIMCO Real Return Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Core Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Unconstrained Bond Portfolio
MainStay VP U.S. Government Money Market Portfolio
MainStay VP VanEck Global Hard Assets Portfolio

The thirty-two series of MainStay VP Funds Trust listed above are referred to collectively as the “Portfolios.”

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On October 23, 2017

The Proxy Statement is available at:
www.mainstayinvestments.com/proxyvotinginfo

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the Portfolios, each a series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life

Investment Management LLC (“New York Life Investments”), 51 Madison Avenue, New York, New York 10010, on October 23, 2017, beginning at 10:30 a.m., Eastern time.

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by an insurance company, you have the right to instruct the insurance company how to vote the shares of the Portfolio(s) attributable to your Policy at the Special Meeting as though you are a direct shareholder of the Portfolio(s).

At the Special Meeting, and as described in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolios will be asked to consider and approve the following proposals:

1.	To elect eight Trustees to the Board of Trustees of the Trust; and
2.	To transact such other business as may properly come before the Special Meeting.

The Board of Trustees of the Trust (the “Board”) has recommended that Proposal 1 (the “Proposal”) be presented to all shareholders of the Portfolios. Although the Board believes that the Proposal is in the best interest of each Portfolio, the final decision to approve the Proposal is up to you. After careful consideration, the Board recommends that you vote FOR the Proposal.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Please see the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposal. You may vote at the Special Meeting if you were a shareholder of a Portfolio as of the close of business on August 24, 2017. If you attend the Special Meeting, you may vote the shares of the Portfolio(s) attributable to your Policy in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

To make this Proxy Statement easier to read, Policy owners are described as if they are voting directly on the Proposal at the Special Meeting, as opposed to directing the insurance company that issued their Policy to vote on the Proposal. Additionally, Policy owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

Your vote is very important. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed proxy card. You can vote your shares toll free at 1-800-337-3503 to reach an automated touchtone voting line, or, if you have questions about the meeting agenda or about how to vote your shares, please call toll-free 800-598-2019 to reach a live operator Monday through Friday 8:30 a.m. to 5:00 p.m. Eastern time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao

Secretary and Chief Legal Officer
September 8, 2017

IMPORTANT NOTICE
PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.
2.	JOINT ACCOUNTS: Both parties must sign; the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.
3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

Registration	Valid
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ	Partnership Jane B. Smith, Partner
(2) Smith and Jones, Limited	Jane B. Smith, General Partner Partnership
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/ John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

Please choose one of the following options to vote your shares:

VOTE BY TELEPHONE.   You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

VOTE THROUGH THE INTERNET.   You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

VOTE BY MAIL.   You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY VP FUNDS TRUST
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

PROXY STATEMENT
September 8, 2017

MainStay VP Absolute Return Multi-Strategy Portfolio
MainStay VP Balanced Portfolio
MainStay VP Bond Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Conservative Allocation Portfolio
MainStay VP Convertible Portfolio
MainStay VP Cornerstone Growth Portfolio
MainStay VP Cushing® Renaissance Advantage Portfolio
MainStay VP Eagle Small Cap Growth Portfolio
MainStay VP Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Epoch U.S. Small Cap Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP International Equity Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP MFS® Utilities Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP PIMCO Real Return Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Core Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Unconstrained Bond Portfolio
MainStay VP U.S. Government Money Market Portfolio
MainStay VP VanEck Global Hard Assets Portfolio

The thirty-two series of MainStay VP Funds Trust listed above are referred collectively as the “Portfolios”.

SPECIAL MEETING OF SHAREHOLDERS
To Be Held On October 23, 2017

The Proxy Statement is available at:
www.mainstayinvestments.com/proxyvotinginfo

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, on behalf of the Portfolios, for a Special Meeting of shareholders of the Portfolios (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held on October 23, 2017, at 10:30 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments” or “Manager”), 51 Madison Avenue, New York, New York 10010. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about September 8, 2017, to all shareholders of record of each Portfolio as of the close of business on August 24, 2017 (“Record Date”).

You are receiving this Proxy Statement because you are among those who own a variable annuity contract or variable universal life insurance policy (“Policy”) issued by an insurance company, and some or all of your Policy value was invested in a Portfolio as of the Record Date. Although the insurance company that issued your Policy is the record owner of the Portfolio’s shares, as an owner of a Policy (“Policy Owner”), you have the right to instruct the insurance company on how to vote the shares of the Portfolio(s) that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the proposals at the Special Meeting, as opposed to instructing the insurance company to vote on a proposal. Additionally, this Proxy Statement sometimes refers to Policy Owners as “shareholders” for ease of reading purposes and voting instructions that you are being asked to provide are referred to as a “Vote”.

At the Special Meeting, and as described in this Proxy Statement, shareholders of the Portfolios will be asked to consider and approve the following proposals:

1.	To elect eight Trustees to the Board of Trustees of the Trust; and
2.	To transact such other business as may properly come before the Special Meeting.

The Board has recommended that Proposal 1 (the “Proposal”) be presented to all shareholders of the Portfolios for their consideration and approval. Although the Trustees believe that the Proposal is in the best interests of each Portfolio, the final decision to approve the Proposal is up to you. After careful consideration, the Board recommends that you vote FOR the Proposal.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Only shareholders who owned shares of any class of a Portfolio on the Record Date are entitled to vote at the Special Meeting. Each share of a Portfolio that you owned as of the Record Date entitles you to one (1) vote with respect to the Proposal and such other matters applicable to the Portfolio as may properly come before the Special Meeting. A fractional share has a fractional vote.

It is important for you to vote on the Proposal described in this Proxy Statement. We recommend that you carefully read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

PROPOSAL

ELECTION OF TRUSTEES
Affected Portfolios: All Portfolios

What are Shareholders Being Asked to Approve?

The purpose of this Proposal is to elect eight Trustees to the Board. At a Board meeting held on June 22, 2017, the current Trustees unanimously nominated the eight persons described below for election as Trustees (each a “Nominee”). Each Nominee also currently serves as a Trustee.

Members of the Board’s Nominating and Governance Committee (the “Committee”) considered each Nominee’s qualifications in accordance with the Committee’s policies and procedures for the consideration of board member candidates (which can be found in Appendix B) and recommended his or her nomination to the Board. Based on this recommendation, the Board nominated each of the Nominees to the Board.

Why are Shareholders Being Asked to Elect Trustees Now?

Although each Nominee currently serves as a Trustee, not all of the Trustees were elected to his or her position by the shareholders of the Trust. Instead, certain of these Trustees were appointed by the Board. The Trust’s Declaration of Trust does not provide for the annual election of Trustees. However, under the Investment Company Act of 1940, as amended (the “1940 Act”), at least two-thirds of the Trustees must have been elected by shareholders before the Board may fill any vacancy on the Board that may arise through an appointment and without the need for shareholder approval. The Trust is currently below the minimum two-thirds requirement and needs to elect Trustees for the Board to be able to add new Board members through appointment. By electing (or re-electing, as the case may be) all Trustees, the Board will be able to add new members (consistent with the two-thirds requirement) without the expense of conducting additional shareholder meetings.

All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies that otherwise would have been voted for such Nominee will be voted for such substitute nominee as may be selected by the current Board.

Who are the Nominees to the Board?

The table below lists the Nominees, their ages, current positions held with the Trust, length of time served, term of office, principal occupations during the last five years, number of funds currently overseen by the Nominee, and other directorships held outside of the Trust. A table with similar information concerning the officers of the Trust is also set forth below. The business address of each Nominee is 51 Madison Avenue, New York, New York 10010.

Nominees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) are referred to herein as “Independent Trustees.” The Nominee who is deemed to be an “interested person” of the Trust under the 1940 Act is referred to as the “Interested Trustee.”

The Board oversees the Trust, MainStay Funds Trust, The MainStay Funds, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the subadvisors, and elects the officers of the Trust who are responsible for the day-to-day operations of the Trust. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year. Accordingly, if elected, Mr. Meenan is expected to serve until the end of calendar year 2017, at which time he intends to retire.

INTERESTED TRUSTEE NOMINEE

Name and Age	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Yie-Hsin Hung* Age: 55	Trustee since January 2017.	Senior Vice President of New York Life since joining in 2010; Member of the Executive Management Committee since January 1, 2017; Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015; Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015; Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds Trust: Trustee since January 2017 (36 funds); The MainStay Funds: Trustee since January 2017 (12 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2017.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, which consists of the Trust, The MainStay Funds, MainStay Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

INDEPENDENT TRUSTEE NOMINEES

Name and Age	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David H. Chow Age: 59	Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.

Susan B. Kerley Age: 66	Chairman since January 2017 and Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	81	MainStay Funds Trust: Chairman since January 2017 and Trustee since 1990 (36 funds)***; The MainStay Funds: Chairman since January 2017 and Trustee since 2007 (12 funds); MainStay DefinedTerm Municipal Opportunities Fund: Chairman since January 2017 and Trustee since 2011; and Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).

Alan R. Latshaw Age: 66	Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (36 funds)***; The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds); MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan Age: 75	Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson — United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	81	MainStay Funds Trust: Trustee since 2002 (36 funds)*** The MainStay Funds: Trustee since 2007 (12 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

Name and Age	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Nolan, Jr. Age: 70	Trustee since 2006**	Managing Director, ICC Capital Management (since 2004); President — Shields/ Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds Trust: Trustee since 2007 (36 funds)*** The MainStay Funds: Trustee since 2007 (12 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold Age: 59	Trustee since January 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (36 funds); The MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015 (12 funds); MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); Allstate Corporation: Director since 2015; MSCI, Inc.: Director Since March 2017 and Boston University: Trustee since 2014.

Richard S. Trutanic Age: 65	Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds Trust: Trustee since 2007 (36 funds)*** The MainStay Funds: Trustee since 1994 (12 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

Qualifications of Nominees

In concluding that the Nominees should serve as Trustees, the Board took into account, in addition to the information provided in the table above and among other things, each Nominee’s specific experience, qualifications, attributes, or skills as summarized below.

Ms. Hung.  Ms. Hung has been a Trustee since January 2017. She has been the Chief Executive Officer of New York Life Investment Management Holdings LLC and New York Life Investment Management LLC (“NYLIM”), New York Life’s global multi-boutique third party asset management business since May 2015. She has been a Senior Vice

President of New York Life since 2010 and was appointed to New York Life’s Executive Management Committee effective January 1, 2017. Under her leadership, NYLIM was the primary driver of the investment management division’s growth in earnings and nearly threefold increase in third party assets under management to $280 billion as of November 30, 2016. Ms. Hung was previously Co-President of NYLIM and Chairman of NYLIM International, where she broadened the firm’s fixed income, equity and alternative capabilities and global boutique presence organically and through acquisition, most recently with the addition of two internationally based boutiques — Candriam Investors Group and Ausbil — along with IndexIQ, a leading alternatives and strategic beta ETF provider. She also led the firm’s successful expansion into Europe, Asia and Australia. Ms. Hung joined the firm in 2010 with more than 25 years of industry experience, most recently from Bridgewater Associates and prior to that, Morgan Stanley Investment Management, where she was on the Management Committee and led a number of efforts including its strategic acquisition activities as well as its private equity and hedge fund businesses. She started her career in investment banking with Morgan Stanley, with a focus on real estate. Ms. Hung earned her bachelor’s degree in Mechanical Engineering from Northwestern University and an MBA from Harvard University.

Mr. Chow.  Mr. Chow has served as a Trustee since January 2016 and as an Advisory Board Member of the Trust from June 2015 to December 2015. Mr. Chow has served as the Chairman of the Risk and Compliance Committee since January 2017. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 25 years of experience in the investment management industry including 15 years as general partner of institutional private equity funds. He has served as independent Chairman of the VanEck Vectors ETF Trust since 2008 and as a trustee since 2006. Since 2009, he has served as a trustee of Berea College and is the Vice-Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow has served on the Governing Council of the IDC since 2012. He has been a CFA Charterholder since 1989, is a former President, and has served on the board, of the CFA Society of Stamford since 2009.

Ms. Kerley.  Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Board since January 2017 and as the Chairman of the Contracts Committee of each registrant from 2013 until 2016. She had previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw.  Mr. Latshaw has served as a Trustee or Director and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted 63 with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Meenan.  Mr. Meenan has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the Chairman of the Contracts Committee since January 2017 and as Chairman of the Board from 2013 through 2016. He has over 40 years of experience in the mutual fund industry, including experience in senior legal and senior executive business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years’ experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

Mr. Nolan.  Mr. Nolan has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Perold.  Mr. Perold has served as a Trustee since January 2016 and as an Advisory Board Member of the Trust from June 2015 to December 2015. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold has served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He has also served as a member of Boston University’s Investment Committee since 2008 and is a Trustee of the University.

Mr. Trutanic.  Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Nominating and Governance Committee since January 2017, and previously serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee and as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 30 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

OFFICERS OF THE TRUST (WHO ARE NOT TRUSTEES)*

Name and Age	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Stephen P. Fisher Age: 58	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
Jack R. Benintende Age: 53	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp Age: 48	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, The MainStay Funds, MainStay Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao Age: 49	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), The MainStay Funds and MainStay Funds Trust (since 2010)
Scott T. Harrington Age: 58	Vice President — Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President — Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009), The MainStay Funds (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Ownership of Securities

As of August 1, 2017, the dollar range of equity securities owned beneficially by each Nominee in the Trust and in any registered investment company overseen by the Nominee within the same family of investment companies as the Trust was as follows:

INTERESTED TRUSTEE NOMINEE

Interested Trustee	Dollar Range of Equity Securities in the Mainstay Group of Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Yie-Hsin Hung	MainStay Unconstrained Bond Fund — Over $100,000	Over $100,000

INDEPENDENT TRUSTEE NOMINEES

Independent Trustee	Dollar Range of Equity Securities in the Mainstay Group of Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David H. Chow	MainStay S&P 500 Index Fund — Over $100,000	Over $100,000
Susan B. Kerley	MainStay Convertible Fund — Over $100,000
MainStay Cushing Renaissance Advantage Fund —  $10,001 – $50,000
MainStay Epoch Global Choice Fund — Over $100,000
MainStay Floating Rate Fund — Over $100,000
MainStay Moderate Allocation Fund — Over $100,000
	MainStay Retirement 2020 Fund — Over $100,000	Over $100,000
Alan R. Latshaw	MainStay High Yield Corporate Bond Fund — Over $100,000 MainStay Large Cap Growth Fund — $10,001 – $50,000	Over $100,000
Peter Meenan	MainStay Cushing Renaissance Advantage Fund — $10,001 – $50,000 MainStay High Yield Municipal Bond Fund — Over $100,000 MainStay U.S. Equity Opportunities Fund — Over $100,000	Over $100,000
Richard H. Nolan, Jr.	MainStay High Yield Corporate Bond Fund — Over $100,000	Over $100,000
Jacques P. Perold	MainStay Absolute Return Multi-Strategy Fund — Over $100,000
MainStay Common Stock Fund — $50,001 – $100,000
MainStay International Opportunities Fund —  $50,001 – $100,000
	MainStay Large Cap Growth Fund — $50,001 – $100,000	Over $100,000

Independent Trustee	Dollar Range of Equity Securities in the Mainstay Group of Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Richard S. Trutanic	MainStay Absolute Return Multi-Strategy Fund — $10,001 – $50,000
MainStay Epoch Global Equity Yield Fund —  $10,001 – $50,000
MainStay Income Builder Fund — $10,001 – $50,000
MainStay International Opportunities Fund — $1 – $10,000
	MainStay Money Market Fund — $50,001 – $100,000	Over $100,000

As of August 1, 2017, the Trustees and officers of the MainStay Group of Funds as a group owned less than 1% of the outstanding shares of any class of common stock of each of the funds in the fund complex, except that they owned 4.9% of Class I shares of MainStay Moderate Allocation Fund.

Compensation

The following Compensation Table reflects the compensation received by certain Trustees for the year ended December 31, 2016, from the Fund Complex. The Fund Complex consists of the Trust, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund. Prior to January 1, 2017, the Independent Trustees received from the Fund Complex, either directly or indirectly, an annual retainer of $185,000; a fee of $15,000 for each regular Board meeting and associated Committee meeting attended; and fees of $7,500 per day for other in-person Board meetings, $2,500 per day if a Trustee attended a regular in-person meeting telephonically, and $7,500 per day if a Trustee attended an in-person Board meeting that is not regularly scheduled telephonically. Trustees also were reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board was also paid an annual fee of $80,000 and the Chairmen of each Committee (except the Valuation Committee) each received an annual fee of $20,000. For the fiscal year ended December 31, 2016, Mr. Meenan was Chairman of the Risk and Compliance Oversight Committee but did not receive any compensation for this role. Effective January 1, 2017, the Independent Trustees’ compensation arrangement changed in several ways. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer of $205,000. The Chairmen of the Committees no longer receive an annual fee. In addition, the annual fee paid to the Chairman of the Board was reduced to $60,000. All other elements of the compensation structure remained the same. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

COMPENSATION TABLE

Trustee	Aggregate Compensation From Mainstay VP Funds Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses/ Estimated Annual Benefits Upon Retirement	Total Compensation From the Mainstay Group of Funds and the Fund Complex Paid to Trustees(1)
David H. Chow	$70,809	NONE	$250,000
Susan B. Kerley(2)	79,037	NONE	280,000
Alan R. Latshaw	79,037	NONE	280,000
Peter Meenan	95,849	NONE	340,000
Richard H. Nolan, Jr.	79,037	NONE	280,000
Jacques P. Perold	70,809	NONE	250,000
Richard S. Trutanic	76,578	NONE	280,000

(1)	Includes compensation paid by The MainStay Funds, MainStay Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund. Effective July 22, 2016, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund were de-registered with the SEC and no longer pay compensation to the Independent Trustees.
(2)	Effective January 1, 2017, Susan B. Kerley became Chairman of the Board.

Board Structure and Leadership

The Board oversees the business and affairs of the Trust, including oversight of key service providers to the Trust, including the Manager and subadvisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Trust officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Trust and its operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Trust’s operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, fund fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee’s responsibilities and membership.

The Trustees believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Trust because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Portfolios. In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Trust’s operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Portfolios and their operations resides with the Manager, subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Trust. The Audit Committee also meets regularly with the Portfolios’ independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Manager and senior officers of the Trust to report to the Board and the Committees on a variety of risk areas relating to the Trust, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the funds’ performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Trust’s operations. In addition, the Board has engaged counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Trust’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Trust and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Trust’s compliance program. In order to maintain a robust risk management and compliance program for the Trust, the Board and the Risk and Compliance Oversight Committee also regularly review and approve, as necessary, the Trust’s compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Trust’s service providers to the extent that those policies and procedures relate to the operations of the funds. In addition to the meetings with various parties to oversee the risk management of the Trust, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager’s organization, such as the Manager’s risk management personnel and the internal auditor of the Manager’s parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager’s risk management personnel, including the Manager’s Chief Risk Officer (“CRO”). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager’s enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager’s businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the funds’ investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Committees

Trustees.  The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. The Portfolios also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

Audit Committee.  The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Portfolios’ processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), David H. Chow and Susan B. Kerley. The Audit Committee held 11 meetings during the fiscal year ended December 31, 2016.

Contracts Committee.  The purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Portfolios are, or are proposed to be, parties and to ensure that the interests of the Portfolios and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Portfolios. The members of the Contracts Committee include Peter Meenan (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Contracts Committee held 5 meetings during the fiscal year ended December 31, 2016.

Investment Committee.  The purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Portfolios and to consider any proposals that the Manager may make from time to time concerning the Portfolios. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 5 meetings during the fiscal year ended December 31, 2016.

Nominating and Governance Committee.  The purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Portfolios and overseeing the management of the Trust; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for

Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr. and Jacques P. Perold. The Nominating and Governance Committee held 4 meetings during the fiscal year ended December 31, 2016.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the “Candidate Policy”), formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Trust’s Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Trust must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) held the shares continuously for at least two years as of the date of the nomination; (c) the candidate’s contact information and the number of applicable Portfolio shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Trust’s proxy statement, if so designated by the Nominating and Governance Committee and the Trust’s Board. It shall be in the Nominating and Governance Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Risk and Compliance Oversight Committee.  The purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Trust. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Portfolios, their investment adviser and investment subadvisors, and other service providers to the Trust. The Risk and Compliance Oversight Committee also oversees the implementation of the Trust’s proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Portfolios’ investment adviser, investment subadvisors, and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Portfolios that are required to be reasonably designed to ensure compliance by the Portfolios and their primary service providers with applicable federal securities laws. The Portfolios’ CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Portfolios are or may be exposed. The Chief Risk Officer of the Manager shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: David H. Chow (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Risk and Compliance Oversight Committee held 4 meetings during the fiscal year ended December 31, 2016.

Valuation Committee.  The purposes of the Valuation Committee are to oversee the implementation of the Trust’s valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Christopher Feind (Chairman), Jack R. Benintende, Kevin M. Bopp (non-voting member), David H. Chow, J. Kevin Gao, Dale A. Hanley, Ping Jiang, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H.

Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held 4 meetings during the fiscal year ended December 31, 2016.

Valuation Subcommittee.  The purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Trust’s valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Kevin M. Bopp (non-voting member), Christopher Feind, J. Kevin Gao, Thomas J. Girard, Dale A. Hanley, Amaury Rzad and Ping Jiang. The Valuation Subcommittee held 142 meetings during the fiscal year ended December 31, 2016.

It is expected that the compensation structure for the Trustees will not change as a result of the approval of the Proposal.

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended December 31, 2016, the Board met 5 times. Each current Trustee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board’s standing Committees on which such Trustee was a member. The Trust does not hold annual meetings, and therefore, the Board does not have a policy with regard to Board member attendance at such meetings.

Shareholder Approval

The Nominees for election to the Board at the Special Meeting will be elected by a plurality of the total votes cast at the Special Meeting by the holders of shares present in person or by proxy and entitled to vote on such action. This Proposal applies on a Trust-wide basis, and all Portfolios and classes thereof will vote together on this Proposal.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES TO
THE BOARD OF THE TRUST

VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposal at the Special Meeting, which will be held on October 23, 2017, at 10:30 a.m. Eastern time, at the offices of New York Life Investments, 51 Madison Avenue, New York, New York 10010.

You may vote in one of four ways:

•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
•	Vote on the Internet at the website address printed on your proxy ballot;
•	Call the toll-free number printed on your proxy ballot; or
•	Vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given by submitting a later-dated proxy or a written notice of revocation to the Portfolios within the voting period. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Only shareholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. The presence in person or by proxy of shareholders (i.e., an insurance company as the record owner of a Portfolio’s shares) entitled to cast 33 1/3% of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business.

When a quorum is present, the Nominees for election to the Board at the Special Meeting will be elected by a plurality of the total votes cast at the Special Meeting by the holders of shares present in person or by proxy and entitled to vote on such action. A “plurality” means that Nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Trustees. Since the Nominees are running unopposed, each Nominee only needs one vote to be elected if there is a quorum present at the Special Meeting. This Proposal applies on a Trust-wide basis, and all Portfolios and classes thereof will vote together on this Proposal. Your insurance company, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio.

The Trust expects that the insurance companies will vote 100% of the shares of the Portfolio(s) held by their respective separate account(s) in accordance with instructions from the Policy Owners. Under an “echo policy”, the insurance company will vote shares for which no instructions have been received from its Policy Owners, or for which it does not have voting discretion, in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote. No minimum number of voting instructions from Policy Owners is required before the insurance company may vote the shares for which no voting instructions have been received. Because the insurance company will vote its shares of the Portfolio(s) in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners could determine the outcome of the Proposal.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned Special Meeting at which the adjournment is taken, unless a new record date of the adjourned Special Meeting is fixed. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting. Although it is not expected that the Portfolios will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes have no effect on the Proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to the Proposal, the shares will be voted in favor of the Proposal.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

Future Shareholder Proposals.  A Policy Owner may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting.   100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplements, will be borne by the Portfolios. The proxy costs are estimated to be between $250,000 and $260,000. The Trust has retained Computershare, Inc. to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, a Portfolio, their respective affiliates, or, in New York Life Investments’ discretion Computershare, Inc. or another, a commercial firm retained for this purpose.

The Portfolios will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

OTHER INFORMATION

Ownership of Shares

The shareholders that owned of record or beneficially five percent or more of a class of any Portfolio’s outstanding shares as of the Record Date can be found in Exhibit A.

Principal Accountant Fees and Services

More information regarding the principal accountant services provided to the Trust and resulting fees paid by the Trust can be found in Exhibit B.

Annual Meetings and Shareholder Meetings

The Portfolios normally do not hold meetings of shareholders except as required under the 1940 Act and applicable laws. Any shareholder proposal for a shareholder meeting must be presented to a Portfolio within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the Portfolios do not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

Vote of Portfolio Shares by New York Life Investments.

The Trust includes four Asset Allocation Portfolios (the “Allocation Portfolios”), which may invest in and own shares of a Portfolio directly. In that event, the Allocation Portfolios’ investment manager, New York Life Investments and/or its affiliates has the discretion to vote all or some of a Portfolio’s shares on a Proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Portfolio. The Portfolios have been advised by New York Life Investments that these shares would be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Householding

Unless you have instructed a Portfolio not to, only one copy of this proxy solicitation may be mailed to multiple Policy Owners who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact the Trust by calling toll-free 800-598-2019. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please inform the Trust in writing or via telephone at the address or telephone number listed below.

Shareholder Reports

The Portfolios will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Policy Owners. To obtain information, or for shareholder inquiries, contact the Distributor of the Portfolio’s shares by writing NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800- MAINSTAY (624-6782).

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as each Portfolio’s principal underwriter and distributor for the Portfolio’s shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

Administrator

Pursuant to the Management Agreement with regard to each Portfolio, New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of the Portfolio, administers each Portfolio’s business affairs.

EXHIBIT A

Portfolio Name	Share Class	Total Shares Outstanding
MainStay VP Absolute Return Multi-Strategy Portfolio	Total	62,215,754.83
	Initial Class	16,964,158.82
	Service Class	45,251,596.01
MainStay VP Balanced Portfolio	Total	29,151,911.92
	Initial Class	1,105,851.40
	Service Class	28,046,060.51
MainStay VP Bond Portfolio	Total	56,720,651.16
	Initial Class	33,309,056.29
	Service Class	23,411,594.87
MainStay VP Common Stock Portfolio	Total	29,522,990.39
	Initial Class	21,340,781.42
	Service Class	8,182,208.97
MainStay VP Conservative Allocation Portfolio	Total	75,949,039.61
	Initial Class	1,469,444.97
	Service Class	74,479,594.64
MainStay VP Convertible Portfolio	Total	59,147,457.32
	Initial Class	17,856,651.95
	Service 2 Class	117,666.92
	Service Class	41,173,138.45
MainStay VP Cornerstone Growth Portfolio	Total	17,805,820.77
	Initial Class	15,483,728.26
	Service Class	2,322,092.51
MainStay VP Cushing Renaissance Advantage Portfolio	Total	19,431,177.41
	Initial Class	16,138,667.88
	Service Class	3,292,509.53
MainStay VP Eagle Small Cap Growth Portfolio	Total	27,777,136.91
	Initial Class	21,769,495.93
	Service Class	6,007,640.98
MainStay VP Emerging Markets Equity Portfolio	Total	66,059,364.21
	Initial Class	44,859,884.65
	Service Class	21,199,479.55
MainStay VP Epoch U.S. Equity Yield Portfolio	Total	85,089,686.86
	Initial Class	49,890,859.73
	Service Class	35,198,827.13
MainStay VP Epoch U.S. Small Cap Portfolio	Total	37,675,665.52
	Initial Class	21,419,153.60
	Service Class	16,256,511.93
MainStay VP Floating Rate Portfolio	Total	99,059,770.13
	Initial Class	34,921,088.60
	Service Class	64,138,681.53
MainStay VP Government Portfolio	Total	20,282,816.25
	Initial Class	5,414,304.63
	Service Class	14,868,511.62
MainStay VP Growth Allocation Portfolio	Total	88,822,811.08
	Initial Class	5,844,660.95
	Service Class	82,978,150.13

Exhibit A-1

Portfolio Name	Share Class	Total Shares Outstanding
MainStay VP High Yield Corporate Bond Portfolio	Total	296,705,866.59
	Initial Class	57,022,369.28
	Service Class	239,683,497.32
MainStay VP Income Builder Portfolio	Total	36,451,408.15
	Initial Class	12,262,902.02
	Service Class	24,188,506.13
MainStay VP Indexed Bond Portfolio	Total	10,373,843.87
	Initial Class	10,245,067.58
	Service Class	128,776.29
MainStay VP International Equity Portfolio	Total	29,808,829.80
	Initial Class	11,698,033.17
	Service Class	18,110,796.62
MainStay VP Janus Henderson Balanced Portfolio	Total	83,300,389.39
	Initial Class	31,141,536.30
	Service Class	52,158,853.09
MainStay VP Large Cap Growth Portfolio	Total	40,931,009.01
	Initial Class	17,058,250.80
	Service Class	23,872,758.21
MainStay VP MFS® Utilities Portfolio	Total	111,299,365.55
	Initial Class	7,046,351.61
	Service Class	104,253,013.94
MainStay VP Mid Cap Core Portfolio	Total	64,509,225.20
	Initial Class	32,808,089.26
	Service Class	31,701,135.94
MainStay VP Moderate Allocation Portfolio	Total	112,948,207.53
	Initial Class	4,116,218.41
	Service Class	108,831,989.12
MainStay VP Moderate Growth Allocation Portfolio	Total	185,762,563.33
	Initial Class	6,983,457.46
	Service Class	178,779,105.87
MainStay VP PIMCO Real Return Portfolio	Total	38,502,462.22
	Initial Class	5,124,853.14
	Service Class	33,377,609.08
MainStay VP S&P 500 Index Portfolio	Total	37,793,688.64
	Initial Class	21,470,260.59
	Service Class	16,323,428.05
MainStay VP Small Cap Core Portfolio	Total	28,008,096.69
	Initial Class	14,123,915.68
	Service Class	13,884,181.01
MainStay VP T. Rowe Price Equity Income Portfolio	Total	57,632,643.02
	Initial Class	33,581,067.92
	Service Class	24,051,575.09
MainStay VP U.S. Government Money Market Portfolio	Total	562,388,920.22
	Initial Class	562,388,920.22
MainStay VP Unconstrained Bond Portfolio	Total	113,272,613.24
	Initial Class	13,486,034.20
	Service Class	99,786,579.04
MainStay VP VanEck Global Hard Assets Portfolio	Total	54,234,892.45
	Initial Class	54,234,892.45

Exhibit A-2

Initial Class Shares

Portfolio Name	NYLIAC Variable Annuity Separate Account I	NYLIAC Variable Annuity Separate Account II	NYLIAC Variable Annuity Separate Account III	NYLIAC Variable Annuity Separate Account IV	NYLIAC Variable Universal Life Separate Account I
MainStay VP Absolute Return Multi-Strategy Portfolio
MainStay VP Balanced Portfolio					100.0%
MainStay VP Bond Portfolio			9.7%		6.9%
MainStay VP Common Stock Portfolio		5.8%	13.9%		17.3%
MainStay VP Conservative Allocation Portfolio					100%
MainStay VP Convertible Portfolio			30.8%		21.6%
MainStay VP Cornerstone Growth Portfolio	8.0%	13.0%	19.5%		43.1%
MainStay VP Cushing Renaissance Advantage Portfolio
MainStay VP Eagle Small Cap Growth Portfolio			18.6%	14.9%	16.4%
MainStay VP Emerging Markets Equity Portfolio					9.7%
MainStay VP Epoch U.S. Equity Yield Portfolio			16.1%		17.3%
MainStay VP Epoch U.S. Small Cap Portfolio			8.2%		9.8%
MainStay VP Floating Rate Portfolio					5.1%
MainStay VP Government Portfolio	9.3%	11.0%	50.8%		27.1%
MainStay VP Growth Allocation Portfolio					100%
MainStay VP High Yield Corporate Bond Portfolio	7.1%	7.8%	35.5%		24.0%
MainStay VP Income Builder Portfolio	14.2%	19.2%	31.1%		31.1%
MainStay VP International Equity Portfolio			13.6%		25.1%
MainStay VP Janus Henderson Balanced Portfolio		9.4%	43.9%	6.7%	33.4%
MainStay VP Large Cap Growth Portfolio			10.6%		14.4%
MainStay VP MFS® Utilities Portfolio					48.7%
MainStay VP Mid Cap Core Portfolio			11.9%		21.1%
MainStay VP Moderate Allocation Portfolio					100%

Exhibit A-3

Portfolio Name	NYLIAC Variable Annuity Separate Account I	NYLIAC Variable Annuity Separate Account II	NYLIAC Variable Annuity Separate Account III	NYLIAC Variable Annuity Separate Account IV	NYLIAC Variable Universal Life Separate Account I
MainStay VP Moderate Growth Allocation Portfolio					100%
MainStay VP PIMCO Real Return Portfolio					19.2%
MainStay VP S&P 500 Index Portfolio		7.2%	17.6%		33.3%
MainStay VP Small Cap Core Portfolio					9.7%
MainStay VP T. Rowe Price Equity Income Portfolio			11.7%		16.2%
MainStay VP Unconstrained Bond Portfolio					11.6%
MainStay VP U.S. Government Money Market Portfolio			19.1%	45.2%	8.0%
MainStay VP VanEck Global Hard Assets Portfolio			32.7%	52.4%	8.3%

Initial Class Shares (Continued)

Portfolio Name	NYLIAC CSVUL Separate Account I	NYLIAC MFA Separate Account I	NYLIAC MFA Separate Account II	NYLIAC VLI Separate Account	NYLIAC PPVUL Separate Account II
MainStay VP Absolute Return Multi-Strategy Portfolio
MainStay VP Balanced Portfolio
MainStay VP Bond Portfolio	13.8%
MainStay VP Common Stock Portfolio	34.9%	12.5%	5.8%	6.1%
MainStay VP Conservative Allocation Portfolio
MainStay VP Convertible Portfolio
MainStay VP Cornerstone Growth Portfolio
MainStay VP Cushing Renaissance Advantage Portfolio
MainStay VP Eagle Small Cap Growth Portfolio
MainStay VP Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio	48.3%
MainStay VP Epoch U.S. Small Cap Portfolio

Exhibit A-4

Portfolio Name	NYLIAC CSVUL Separate Account I	NYLIAC MFA Separate Account I	NYLIAC MFA Separate Account II	NYLIAC VLI Separate Account	NYLIAC PPVUL Separate Account II
MainStay VP Floating Rate Portfolio					17.9%
MainStay VP Government Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP High Yield Corporate Bond Portfolio	7.0%				5.4%
MainStay VP Income Builder Portfolio
MainStay VP International Equity Portfolio	24.7%
MainStay VP Janus Balanced Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP MFS® Utilities Portfolio					46.7%
MainStay VP Mid Cap Core Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP PIMCO Real Return Portfolio
MainStay VP S&P 500 Index Portfolio	34.5%
MainStay VP Small Cap Core Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP Unconstrained Bond Portfolio
MainStay VP U.S. Government Money Market Portfolio	11.4%				13.4%
MainStay VP VanEck Global Hard Assets Portfolio

Exhibit A-5

Service Class Shares

Portfolio Name	NYLIAC Variable Annuity Separate Account III	NYLIAC Variable Annuity Separate Account IV
MainStay VP Absolute Return Multi-Strategy Portfolio	18.2%	81.3%
MainStay VP Balanced Portfolio	30.2%	67.7%
MainStay VP Bond Portfolio	31.2%	68.8%
MainStay VP Common Stock Portfolio	27.6%	72.4%
MainStay VP Conservative Allocation Portfolio	34.9%	63.0%
MainStay VP Convertible Portfolio	32.7%	67.3%
MainStay VP Cornerstone Growth Portfolio	45.0%	55.0%
MainStay VP Cushing Renaissance Advantage Portfolio	23.8%	75.4%
MainStay VP Eagle Small Cap Growth Portfolio	39.9%	59.0%
MainStay VP Emerging Markets Equity Portfolio	34.2%	65.8%
MainStay VP Epoch U.S. Equity Yield Portfolio	40.0%	60.0%
MainStay VP Epoch U.S. Small Cap Portfolio	34.3%	65.7%
MainStay VP Floating Rate Portfolio	33.4%	65.1%
MainStay VP Government Portfolio	35.4%	64.6%
MainStay VP Growth Allocation Portfolio	19.2%	79.9%
MainStay VP High Yield Corporate Bond Portfolio	31.4%	68.6%
MainStay VP Income Builder Portfolio	28.6%	71.4%
MainStay VP Indexed Bond Portfolio	11.9%	86.2%
MainStay VP International Equity Portfolio	35.8%	64.2%
MainStay VP Janus Henderson Balanced Portfolio	28.9%	71.1%
MainStay VP Large Cap Growth Portfolio	26.1%	73.9%
MainStay VP MFS® Utilities Portfolio	33.6%	64.1%
MainStay VP Mid Cap Core Portfolio	37.7%	62.3%
MainStay VP Moderate Allocation Portfolio	31.1%	66.8%
MainStay VP Moderate Growth Allocation Portfolio	21.8%	77.2%
MainStay VP PIMCO Real Return Portfolio	25.4%	73.8%
MainStay VP S&P 500 Index Portfolio	33.1%	66.9%
MainStay VP Small Cap Core Portfolio	30.7%	68.0%
MainStay VP T. Rowe Price Equity Income Portfolio	39.5%	60.5%
MainStay VP Unconstrained Bond Portfolio	22.0%	77.5%

Service 2 Class Shares

Portfolio Name	Nationwide Life Insurance Company
MainStay VP Convertible Portfolio	98.1%

Exhibit A-6

EXHIBIT B

Principal Accountant Fees and Services

(1) Audit Fees.  The aggregate fees billed for each of the last two fiscal years for the Trust (the “Reporting Periods”) for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Trust’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Fiscal Period Ended	Fees
December 31, 2016	$1,767,400
December 31, 2015	$1,340,450

(2) Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by PwC to the Trust that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under paragraph (1) above were as follows:

Fiscal Period Ended	Fees
December 31, 2016	$0
December 31, 2015	$0

These audit-related services included review of financial highlights for the Portfolios’ registration statements and issuance of consents to use of the auditor’s reports.

(3) Tax Fees.  The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning for the last two fiscal years were as follows:

Fiscal Period Ended	Fees
December 31, 2016	$0
December 31, 2015	$0

These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.

(4) All Other Fees.  The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (1) through (3) above were: (i) $0 during the fiscal year ended December 31, 2016, and (ii) $0 during the fiscal year ended December 31, 2015.

Exhibit B-1

All non-audit fees billed by PwC LLP for services rendered to the Portfolios for the fiscal years ended December 31, 2016 and December 31, 2015 are disclosed in paragraphs (2) through (4) above.

The aggregate non-audit fees billed by PwC for services rendered to the Service Affiliates for the last two fiscal years were approximately: (i) $5.6 million for the year ended December 31, 2016, and (ii) $5.3 million for the year ended December 31, 2015.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Pursuant to the Trust’s Audit Committee Charter, the Audit Committee has adopted Pre-approval Policies and Procedures (the “Procedures”) to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent registered public accounting firm, and (ii) all permissible non-audit services to be provided by such independent accounting firm to any of the Portfolios’ Service Affiliates if the engagement directly impacts the Trust’s operations and financial reporting.

In accordance with the Procedures, the Audit Committee is responsible for the engagement, with the approval of a majority of the Independent Trustees, of the independent registered public accounting firm to certify the Trust’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Audit Committee may annually consider and/or pre-approve a list of the types of services the Trust may request from the independent registered public accounting firm in that fiscal year. In addition, the Audit Committee may pre-approve non-audit services on a project-by-project basis as they arise. The Procedures also permit the Audit Committee to delegate authority to one or more of its members who are Independent Trustees (the “Designated Member”) to pre-approve or refer to the full Audit Committee any proposed non-audit services that have not been previously approved by the Audit Committee or any proposed material change in the nature or extent of any non-audit services previously approved by the Audit Committee, subject to certain conditions. Any action by the Designated Member in approving a

Exhibit B-2

requested non-audit service shall be presented for ratification to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent registered public accounting firm’s provision of a requested non-audit service, the matter may be presented to the full Audit Committee for its consideration and action.

Exhibit B-3

Appendix A

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

MAINSTAY FUNDS TRUST
THE MAINSTAY FUNDS
MAINSTAY VP FUNDS TRUST
MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
(each a “Fund” and collectively, the “Funds”)

Nominating and Governance Committee Charter

Formation

The Board of Trustees (the “Board”) of each Fund has established a Nominating and Governance Committee (the “Committee”) of the Board of each Fund, subject to the terms and conditions of this Charter. The Committees of the Funds may meet and act jointly. This Charter is intended to govern the conduct of each Committee, as well as the Committees’ joint actions. References in this Charter to “Committee” are, as the context warrants, to each Committee or to the Committees acting jointly as a single body.

Membership

The Committee will be composed exclusively of Trustees of the Funds, each of whom is not an “interested person” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”). The Committee will have at least three (3) members. Other Board members, while not serving as members of the Committee, nonetheless will be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. The Board, upon the recommendation of the Nominating and Governance Committee, will select the members of the Committee and the chairman of the Committee.

Purposes

The purposes of the Committee are to:

1.	Make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds;

2.	Make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Board Members;
3.	Identify and recommend qualified individuals for Board membership and for the chairmanship of the Board;
4.	Make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and
5.	Oversee the self-assessment of the Board, its committees and its members.

In carrying out these purposes, the Committee will, as it deems necessary or appropriate:

Fund Governance

1.	provide recommendations to the Board for improving the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds, including but not limited to the following: (i) the responsibilities of the Board and its committees; (ii) the relationship of the Board to the adviser(s) to the Funds; (iii) the standard of conduct expected of members of the Board, (iv) the respective functions of the Chairman of the Board and the officers of the Funds, and (v) the process of Board self-assessment.

Size, Structure and Composition of the Board and Qualifications for Membership

1.	review periodically the size, structure and composition of the Board to determine the appropriate number of Trustees comprising the Board, the ratio of interested to Independent Trustees, the number and types of committees, the functions of the Funds’ officers and the types of expertise and experience needed among the Trustees;
2.	be involved in the orientation and training of new Trustees and continuing the education of all Trustees; and
3.	recommend to the Board with respect to the level and types of compensation for Board members. The Committee shall review such compensation arrangements annually or at such other times or intervals as it deems necessary or appropriate.

Identification and Nomination of Candidates for Membership; Board Committees

1.	develop a list of possible candidates in the event of any vacancies on or additions to the Board;

2.	evaluate the candidates’ qualifications for such positions, and in the case of candidates for Independent Trustee positions, their independence from any investment adviser or other principal service provider. Persons nominated as Independent Trustees may not be “interested persons” of the Funds as that term is defined in the 1940 Act;
3.	evaluate any candidates nominated by shareholders in compliance with appropriate policies or procedures;
4.	recommend candidates for nomination by the Board for Board membership; and
5.	recommend the Board’s committee structure, committee membership and chairmanship for action by the Board.

Self-assessment of the Board and its Members

1.	The Committee shall recommend a plan and schedule to the Board for annual self-assessment by the Board, its committees and its individual members.
2.	The Committee shall oversee the process of self-assessment approved by the Board.

Other

1.	Review and consider compliance and risk-related matters relevant to the duties and responsibilities of the Committee, in coordination with the Risk and Compliance Oversight Committee of the Board, as appropriate.
2.	Consider such other matters as applicable laws or regulations may require, as the Board may request, or the Committee may deem appropriate in carrying out its duties and responsibilities.

Powers of the Committee

In carrying out its purposes, the Committee will have the following powers:

a.	consistent with the terms of this Charter, to meet with and obtain information and reports from the Funds’ service providers on such subjects relating to the duties and responsibilities of the Committee;
b.	to recommend to the Board appropriate action with respect to any matter within the scope of the Committee’s duties and responsibilities;

c.	to consult with counsel to the Funds or to the Independent Trustees, as appropriate, concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees and to retain at the Funds’ expense and receive the advice and assistance of such additional experts as it may deem necessary in connection with its work, it being the Board’s intention that the Committee have the resources and authority appropriate to discharge its responsibilities as set out in this Charter;
d.	to delegate any portion of its authority to one or more members, with any action taken pursuant to such delegation to be reported to the Committee at its next meeting; and
e.	to perform such other duties as are consistent with the Committee’s purposes or are assigned to the Committee by the Board from time to time..

Reporting

At each regular meeting of the Board following a Committee meeting, the Committee will report to the Board on its activities and its findings and recommendations, if any.

Meetings

A majority of the members of the Committee must be present in order to constitute a quorum for the transaction of the Committee’s business. The Committee will hold, whether in person or by telephone conference, such regular or special meetings, pursuant to such notice and call as it may determine in its discretion. The Committee may also act by written consent to action without a meeting, as permitted by the Funds’ organizational documents. The Committee will prepare minutes for each meeting, and such minutes will be provided to the Board and maintained in the records of the Funds.

Limitation of Responsibilities

Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Funds and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

Review of Charter

The Committee will review this Charter from time to time and recommend any changes it deems appropriate to the Board. The Board also may make changes to this Charter from time to time, with or without a prior recommendation by the Committee. This Charter, including any amendments to it, will be maintained in the records of the Funds.

The foregoing Charter was reviewed and approved by the Boards of Trustees of each Fund (except MainStay Funds Trust and MainStay VP Funds Trust) at a meeting held on June 7, 2007, by the Board of Trustees of MainStay Funds Trust at a meeting held on April 8, 2009, and by the Board of Trustees of MainStay VP Funds Trust at a meeting held on December 15, 2010; amended by the Boards of each Fund at a meeting held on December 14, 2011.

Appendix B

POLICIES FOR CONSIDERATION OF BOARD MEMBER CANDIDATES

MainStay Group of Funds

MAINSTAY FUNDS TRUST
THE MAINSTAY FUNDS
MAINSTAY VP FUNDS TRUST
MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

Policies for Consideration of Board Member Candidates

Pursuant to the Charter of the Nominating & Governance Committees of MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust, and MainStay DefinedTerm Municipal Opportunities Fund (collectively, the “Nominating & Governance Committee” of the “Funds”), the Nominating & Governance Committee is charged with evaluating the qualifications of candidates to serve on the Boards of Directors/Trustees (collectively, the “Board”) and with making nominations for members of the Board who are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Directors”). These Policies shall apply to the Nominating & Governance Committee’s consideration of Board member candidates.

Qualification of Candidates

In assessing the qualifications of a candidate for membership on the Board, the Nominating & Governance Committee may consider the candidate’s potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant, such as those set forth in Schedule A to these Policies. The Nominating & Governance Committee may solicit suggestions for nominations from any source it deems appropriate. The Nominating & Governance Committee also may engage independent consultants, as it deems necessary or appropriate, for the purpose of making recommendations concerning Board member candidates. All equally qualified candidates will be treated equally in consideration by the Nominating & Governance Committee.

No person shall be qualified to be a Board member unless the Nominating & Governance Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Funds to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Funds’ organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any

Board member or the percentage of the Board that would be composed of Independent Directors.

Nominations from Shareholders

While the Nominating & Governance Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating & Governance Committee may consider nominations from shareholders of MainStay Funds Trust, The MainStay Funds, and MainStay Defined Term Municipal Opportunities Fund and owners of variable annuity contracts or variable universal life insurance policies that have selected MainStay VP Funds Trust as an investment option (collectively, “Shareholders”). Shareholders may submit for the Nominating & Governance Committee’s consideration recommendations regarding potential candidates for service on the Board. Each eligible Shareholder or shareholder group may submit no more than one candidate each calendar year.

In order for the Nominating & Governance Committee to consider Shareholder submissions, the following requirements must be satisfied regarding the candidate:

(a)	The candidate must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.
(b)	The candidate may not be the nominating Shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating Shareholder or any member of the nominating shareholder group.[1]
(c)	Neither the candidate nor any member of the candidate’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.
(d)	Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate’s name was submitted, during the immediately preceding calendar year, or during the year when the candidate’s name was submitted,

[1]	The terms “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

any consulting, advisory, or other compensatory fee from the nominating Shareholder or any member of a nominating shareholder group.
(e)	The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating Shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating Shareholder or any such member of the nominating shareholder group.
(f)	The candidate may not control the nominating Shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).
(g)	A Shareholder or shareholder group may not submit for consideration a candidate which has previously been considered by the Nominating & Governance Committee.

In order for the Nominating & Governance Committee to consider Shareholder submissions, the following requirements must be satisfied regarding the Shareholder or shareholder group submitting the candidate:

(a)	The Nominating & Governance Committee only will consider Shareholder submissions that are received within the one year immediately preceding the Nominating & Governance Committee’s consideration of Board member candidates.
(b)	Any Shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the securities of a series of the Funds that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating Shareholder or shareholder group must also bear the economic risk of the investment.

Shareholders or shareholder groups submitting candidates to the Nominating & Governance Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Funds’ Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating & Governance Committee. This submission to the Secretary of the Funds must include:

(a)	Contact information for the nominating Shareholder or shareholder group;
(b)	A certification from the nominating Shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.
(c)	The candidate’s contact information and the number of applicable Fund shares owned by the candidate;
(d)	All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and
(e)	A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds’ proxy statement, if so designated by the Nominating & Governance Committee and the Funds’ Board.

It shall be in the Nominating & Governance Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Adopted by the Boards of Directors/Trustees of each Fund (except MainStay VP Funds Trust) at a meeting held on September 30, 2009, and by the Board of Trustees of MainStay VP Funds Trust at a meeting held on December 15, 2010.

Schedule A

Responsibilities and Desired Qualities of Independent Directors

Primary Responsibilities

The Independent Director’s primary responsibility is management oversight of the Funds on behalf of Shareholders. Director responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with Shareholders. When considering Board member nominations, the Board will evaluate the diversity of professional experience represented by its current members, and identify specific criteria for a new director to fill a targeted area of expertise.

Personal Attributes

•	Public or private sector stature sufficient to instill confidence.
•	High personal and professional integrity.
•	Good business sense.
•	Able to commit the necessary time to prepare for and attend meetings.
•	Not financially dependent on trustee retainer and meeting fees.

Skills, Experience and Qualifications for decision making

•	General understanding of financial issues, investing, financial markets and technology.
•	General understanding of balance sheets and operating statements.
•	First-hand knowledge of investing.
•	Experience in working in highly regulated and complex legal framework.
•	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.
•	Ability to be critical, but not confrontational.
•	Demonstrated ability to contribute to Board and committee process.
•	Ability to consider diverse issues and make timely, well-informed decisions.
•	Familiarity with the securities industry.
•	Qualification as an “Audit Committee Financial Expert” (desired but not required).

MAINSTAY VP FUNDS TRUST

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO EACH OF THE PORTFOLIOS AND TO YOU AS A POLICY OWNER/SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at [___] using your proxy voting number found below
3. **PHONE** dial toll-free [___] to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free[___] Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

The undersigned, revoking any previously executed voting instruction cards, hereby directs New York Life Insurance Company and Annuity Company (the "Insurance Company") to vote all shares in which the undersigned had an interest as a policy owner on August 24, 2017, at the Special Meeting of Shareholders of MainStay VP Funds Trust ("Trust"), on October 23, 2017 at 10:30 a.m., Eastern time, at the offices of New York Life Investment Management LLC ("New York Life Investments"), 51 Madison Avenue, New York, New York 10010 or any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Portfolio(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Portfolio for which voting instructions are received by the Insurance Company.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal.

THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON October 23, 2017. The Proxy Statement for the Portfolio is available at [___]

MAINSTAY VP FUNDS TRUST

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES OF MAINSTAY VP FUNDS TRUST UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

PROPOSAL 1:
ELECTION OF TRUSTEES – ALL PORTFOLIOS

1. David H. Chow
2. Yie-Hsin Hung
3. Susan B. Kerley
4. Alan R. Latshaw
5. Peter Meenan
6. Richard H. Nolan, Jr.
7. Jacques P. Perold
8. Richard S. Trutanic

[ ] FOR ALL

[ ] WITHHOLD ALL

[ ] FOR ALL EXCEPT

____

[ ] ABSTAIN

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

This card will be voted as instructed. If no specification is made, the card will be voted "FOR" the Proposal. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments. Your vote is important regardless of the number of shares owned.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

MAINSTAY VP FUNDS TRUST

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO EACH OF THE PORTFOLIOS AND TO YOU AS A SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at [___] using your proxy voting number found below
3. **PHONE** dial toll-free [___] to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free[___] Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of the Portfolios, each a series of MainStay VP Funds Trust ("Trust"), will be held at the offices of New York Life Investment Management LLC ("New York Life Investments"), 51 Madison Avenue, New York, New York 10010, on October 23, 2017, beginning at 10:30 a.m., Eastern time. The Board of Trustees of the Portfolios (the "MainStay Board") has fixed the close of business on August 24, 2017 as the Record Date for determination of shareholders of the Trust entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

The undersigned hereby appoints J. Kevin Gao, Thomas C. Humbert, Jr. and Y. Rachel Kuo and each of them, as proxies with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of each Portfolio held of record by the undersigned on August 24, 2017, at the special meeting of shareholders of the Portfolios to be held on October 23, 2017, or at any adjournments or postponements thereof. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

If you fail to return this Voting Instruction Card, depending on your separate account, the insurance company will vote all shares of the Portfolio(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Portfolio for which voting instructions are received by the insurance company.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the insurance company will vote in favor of the Proposal.

THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON October 23, 2017. The Proxy Statement for the Portfolio is available at [___]